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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 4, 2007
                                                         ---------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             ------------------------------------------------------------------
             OR STANDARD; TRANSFER OF LISTING
             --------------------------------

         On January 10, 2007, Greater Atlantic Financial Corp. (the "Company"), the holding company for Greater Atlantic Bank (the "Bank'), issued a news release announcing that on January 4, 2007, it received a Nasdaq Additional Staff Determination Letter indicating that the Company's failure to timely file its Annual Report on Form 10-K for the fiscal year ended September 30, 2006 with the Securities and Exchange Commission serves as an additional basis for delisting the Company's securities from the Nasdaq Stock Market. The Letter is formal notification that the Nasdaq Listing Qualifications Panel (the "Panel") will consider this matter in rendering a determination regarding the Company's continued listing on The Nasdaq Global Market.

         The Company will present its written views with respect to those matters to the Panel no later than January 11, 2007, as provided by the most recent Nasdaq Letter. There can be no assurance that the Panel will grant the Company's request for continued listing at that time. The text of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

         Exhibit 99.1   News Release dated January 10, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date: January 10, 2007              By: /s/ Carroll E. Amos
                                        ---------------------------------------
                                        Carroll E. Amos
                                        President and Chief Executive Officer


Date: January 10, 2007              By: /s/ David E. Ritter
                                        ---------------------------------------
                                        David E. Ritter
                                        Senior Vice President and
                                         Chief Financial Officer